Exhibit 99.2

FINAL TRANSCRIPT

Thomson StreetEvents℠

Conference Call Transcript

VION - Q4 2008 Vion Pharmaceuticals Earnings Conference Call

Event Date/Time: Mar. 11. 2009 / 8:30AM ET

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Final Transcript
Mar. 11. 2009 / 8:30AM ET, VION — Q4 2008 Vion Pharmaceuticals Earnings Conference Call
CORPORATE PARTICIPANTS
Howard Johnson
Vion Pharmaceuticals, Inc. — President & CFO
Alan Kessman
Vion Pharmaceuticals, Inc. — CEO
Tanya Lewis
Vion Pharmaceuticals, Inc. — VP, Regulatory Affairs & Quality Assurance
Ann Cahill
Vion Pharmaceuticals, Inc. — VP, Clinical Development
CONFERENCE CALL PARTICIPANTS
Leah Hartman
CRT Capital — Analyst
PRESENTATION

Operator
Good day, ladies and gentlemen and welcome to the Q4 2008 Vion Pharmaceuticals earnings conference call. My name is Becky and I will be your coordinator for today. At this time, all participants are in a listen-only mode. We will be facilitating a question-and-answer session towards the end of this conference. (Operator Instructions). I would now like to turn the presentation over to your host for today’s call, Mr. Howard Johnson, President and Chief Financial Officer. Please proceed.

Howard Johnson - Vion Pharmaceuticals, Inc. — President & CFO
Thank you, operator. Good morning, everyone. This conference call contains forward-looking statements. Such statements are subject to certain risk factors, which may cause Vion’s plans to differ or results to vary from those expected, including Vion’s potential inability to obtain regulatory approval for its products on a timely basis or at all, particularly Onrigin, (laromustine) Injection, formerly Cloretazine VNP40101M; delays in the regulatory approval process, particularly for Onrigin (laromustine) Injection, including possible rejection by the US FDA of our NDA filing; possible rejection by the FDA of our request for priority review; and possible delays in the FDA’s review process beyond our expectation for approval in 2009; delays or unfavorable results of drug trials; the possibility that favorable results of earlier preclinical studies, clinical trials or interim clinical trial data are not confirmed by safety and efficacy results in later or final clinical trials; the need for additional research and testing; the inability to manufacture product; the potential inability to secure external sources of funding to continue operations; the inability to access capital and funding on favorable terms; continued operating losses and the inability to continue operations as a result; and a variety of other risks set forth from time to time in Vion’s filings with the Securities and Exchange Commission, including, but not limited to, the risks attendant to the forward-looking statements included under item 1A Risk Factors in Vion’s Form 10-K for the year ended December 31, 2007, Form 10-Q for the quarter ended September 30, 2008 and Amendment No. 1 to Form S-1 Registration Statement filed on February 2, 2009.
Except in special circumstances in which a duty to update arises under law when prior disclosure becomes materially misleading in light of subsequent events, Vion does not intend to update any of these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. And now I will turn over this conference call to Alan Kessman, our Chief Executive Officer.

Alan Kessman - Vion Pharmaceuticals, Inc. — CEO
Thank you, Howard and good morning, everyone. Welcome to our 2008 fourth-quarter and year-end results conference call. With me today are Howard Johnson, our President and Chief Financial Officer; Ann Cahill, our Vice President, Clinical Development; Tanya Lewis, our Vice President, Regulatory Affairs and Quality Assurance; and Bill Hahne, our Vice President of Medical Affairs. Howard will review the financials with you after I provide the corporate update.

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Final Transcript
Mar. 11. 2009 / 8:30AM ET, VION — Q4 2008 Vion Pharmaceuticals Earnings Conference Call
Our main objective has been and will continue to be receipt of FDA approval to market our lead anticancer agent, Onrigin, in the United States.
In mid-February, we accomplished a major goal for our 43-person company. We submitted the NDA for Onrigin to the FDA. This submission represents an enormous accomplishment for a small company and everyone at Vion was involved in some way to help accomplish this objective.
The submission marks the first step of what we hope will become an approval in the United States to provide Onrigin for remission induction treatment of patients over the age of 60 years with de novo poor risk acute myeloid leukemia or AML.
We can share with you that we have requested a priority approval of the NDA that if granted would allow for a decision by the FDA within six months of submission. We can also advise you that we have already interacted with the FDA on the submission. We cannot, however, report to you on all of our interactions with the FDA and advise you as to the content of each conversation. We will, of course, report to you when and if information of a material nature arises from those interactions. Of course, at this time, we cannot offer any assurances as to the acceptance of the submission, timing or outcome of the review or approval.
In addition to the important work on the NDA submission, we are still conducting a Vion-sponsored clinical trial and providing product and resources for investigator-sponsored trials of Onrigin. There are four ongoing trials — a continuation of our pivotal Phase II single agent trial in elderly patients with de novo poor risk AML to collect certain electrocardiogram data; a Phase III trial in combination with standard induction chemotherapy in adult AML sponsored by the Dutch cooperative group, HOVON; a Phase I/II trial in combination with cytarabine in elderly AML sponsored by Weill Medical College of Cornell University; and a Phase I/II trial in combination with temozolomide in adult brain tumor patients sponsored by Robert H. Lurie Cancer Center at Northwestern University.
A fifth trial of Onrigin in combination with standard induction chemotherapy in poor prognosis adult AML patients sponsored by the French corporative group, GOELAMS, is scheduled to start in the near future.
We hope that all of these trials will lead to publications and additional clinical development with the potential to expand their label after initial approval of Onrigin for remission induction of patients over the age of 60 years with de novo poor risk AML.
With the current financial market conditions, we continue to feel fortunate to have a cash position that allows us to pursue our FDA approval this year without having to raise additional capital. And now I will ask Howard to present the financial results.

Howard Johnson - Vion Pharmaceuticals, Inc. — President & CFO
Thank you, Alan. Before we start, I should remind everyone that all of the share and per share numbers I provide today reflect our one-for-ten reverse split effected in February 2008.
We ended 2008 with $38 million in cash based on cash expenditures of $23 million in that year. Our cash burn was $1.9 million less in 2008 than in 2007, reflecting our efforts to manage our expenses carefully as we focused on submitting the NDA.
Our 2008 net loss was $29.8 million, or $4.04 per share, compared to a 2007 net loss of $34 million or $5.05 per share. Total operating expenses reported for 2008 were $25.1 million versus $32.6 million for 2007. Reported expenses for 2008 included non-cash stock-based compensation expense of $3 million as compared to $4.5 million for 2007.
Research and development expense was $17.5 million, $17.5 million for 2008 as compared to $24.2 million for 2007. The decrease was primarily due to lower clinical trial costs, lower drug production costs and lower preclinical and toxicology testing by external vendors necessary to support the NDA.
Marketing, general and administrative expenses were $7.6 million for 2008 as compared to $8.4 million for 2007. The decrease was primarily due to lower stock-based compensation expense and lower professional fees.
We had $6.1 million of interest expense during 2008 related to our convertible notes issued in February 2007 of which $2.3 million was non-cash as the February 2008 interest payment was paid in shares of our common stock. Interest expense includes amortization of deferred issuance costs, originally issued discount and assigned warrant value. Interest income for 2008 was $1.1 million as compared to $3.4 million for 2007 due to lower interest rates and lower invested balances.

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Final Transcript
Mar. 11. 2009 / 8:30AM ET, VION — Q4 2008 Vion Pharmaceuticals Earnings Conference Call
For the fourth quarter of 2008, our reported net loss was $6.9 million or $0.93 per share compared to a net loss of $8.2 million, or $1.18 per share for the same period in 2007. Total operating expenses reported for the fourth quarter of 2008 were $5.7 million versus $7.6 million for the same 2007 quarter. Reported operating expenses for the fourth quarter of 2008 included non-cash stock-based compensation expense of $939,000 as compared to $1.1 million for the same period in 2007.
Research and development expense was $3.8 million for the three months ended December 31, 2008 as compared to $5.5 million for the same period in 2007. The decrease was primarily due again to lower clinical trial costs and lower preclinical and toxicology testing by external vendors necessary to support our NDA.
Marketing, general and administrative expenses were down slightly in the fourth quarter to $1.9 million from $2 million for the same 2007 period. We had $1.5 million of interest expense for the fourth quarter of 2008 related to our convertible notes again issued in February 2007. Interest income for the fourth quarter of 2008 was $70,000 as compared to $787,000 for the same 2007 period due to lower interest rates again and lower invested balances.
We ended the year with $38 million in cash and cash equivalents. We expect this cash position to fund the Company based on our current operating plan through the first quarter of 2010. Our current operating plan includes limiting expenses for the commercial infrastructure and personnel necessary for us to launch Onrigin in the United States if and when we receive regulatory approval to do so from the FDA. We will have to raise additional capital if we do not identify a sales and marketing partner and need to commercialize the product ourselves.
As you know, a cash forecast has many different assumptions and variables and therefore is subject to change. Thank you for listening. We are now ready to take your questions.
QUESTION AND ANSWER

Operator
(Operator Instructions). Leah Hartman, CRT Capital.

Leah Hartman - CRT Capital — Analyst
Good morning, everyone. I was wondering if you could review a typical process for us. I believe upon submission of an NDA, the FDA tries within 60 days to come back to the filer and say your application is complete. Is that accurate?

Alan Kessman - Vion Pharmaceuticals, Inc. — CEO
Leah, I am going to ask Tanya Lewis to respond to that question.

Leah Hartman - CRT Capital — Analyst
Okay, thank you.

Tanya Lewis - Vion Pharmaceuticals, Inc. — VP, Regulatory Affairs & Quality Assurance
Good morning, Leah. You are absolutely correct about that. Usually the FDA tries to respond within 60 days in writing to the sponsor.

Leah Hartman - CRT Capital — Analyst
And I would assume that, at that point, that would be an update to the market when they come back.

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Final Transcript
Mar. 11. 2009 / 8:30AM ET, VION — Q4 2008 Vion Pharmaceuticals Earnings Conference Call

Alan Kessman - Vion Pharmaceuticals, Inc. — CEO
That’s correct.

Leah Hartman - CRT Capital — Analyst
All right. Thank you, Alan. And Ann, I was wondering if you could describe a little more fully the Phase III trial that the Dutch are conducting?

Ann Cahill - Vion Pharmaceuticals, Inc. — VP, Clinical Development
Leah, I assume you are referring to the HOVON trial?

Leah Hartman - CRT Capital — Analyst
Yes.

Ann Cahill - Vion Pharmaceuticals, Inc. — VP, Clinical Development
The investigator-initiated trial?

Leah Hartman - CRT Capital — Analyst
Yes, please.

Ann Cahill - Vion Pharmaceuticals, Inc. — VP, Clinical Development
In a broad sense, that Phase III trial will study the addition of Onrigin to a typical what is called a seven plus three-like regimen used treated to treat leukemia in a broader population. And once the dose of Onrigin that is safe to add to that regimen is identified, the three drugs will be compared to the standard two drugs.

Leah Hartman - CRT Capital — Analyst
Okay. And that is — it is still enrolling in the Phase III?

Ann Cahill - Vion Pharmaceuticals, Inc. — VP, Clinical Development
Actually the way that trial is set up is that it runs in the dose identification what is called a feasibility or a Phase I portion first. So the dose is being identified now in that setting and then we will roll into a Phase III setting.

Leah Hartman - CRT Capital — Analyst
Okay, all right. That’s very helpful. And could someone give us an update on Triapine?

Ann Cahill - Vion Pharmaceuticals, Inc. — VP, Clinical Development
Sure. Triapine is currently being studied in investigator-initiated trials sponsored by the National Cancer Institute as well. As you know, we are really looking forward to moving this drug into more active clinical development as soon as we can take our eye off the Onrigin setting a little bit.

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Final Transcript
Mar. 11. 2009 / 8:30AM ET, VION — Q4 2008 Vion Pharmaceuticals Earnings Conference Call
We did have an [abstract] at the recent American Society of Hematology looking at Onrigin in myeloproliferative disorders. So I am especially encouraged because I think the two drugs will find active roles in heme malignancy research. So we are going to get fired up with Triapine there again.

Leah Hartman - CRT Capital — Analyst
Oh good because we get so focused on the near-term events, there is actually another asset in this Company. And any upcoming medical conferences which you will have a presence that you can cover?

Ann Cahill - Vion Pharmaceuticals, Inc. — VP, Clinical Development
Sure. We are looking forward to being at the American Society of Clinical Oncology again at the end of May and of course, we will be at the American Society of Hematology at the end of the year as well and we expect to have some publications or data at both of those.

Leah Hartman - CRT Capital — Analyst
Okay. Well best wishes in the coming quarter, everyone. Thanks very much.

Ann Cahill - Vion Pharmaceuticals, Inc. — VP, Clinical Development
Thanks, Leah.

Alan Kessman - Vion Pharmaceuticals, Inc. — CEO
Thanks, Leah.

Operator
(Operator Instructions). I am showing that you have no further questions at this time.

Alan Kessman - Vion Pharmaceuticals, Inc. — CEO
All right, operator, thank you and for all of those who are listening today, we appreciate the opportunity to talk to you and to update you on the Company and continue to appreciate your ongoing support. Thank you very much.

Operator
Thank you for your participation in today’s conference. This concludes the presentation. You may now disconnect. Have a great day.

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Final Transcript
Mar. 11. 2009 / 8:30AM ET, VION — Q4 2008 Vion Pharmaceuticals Earnings Conference Call

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